EXHIBIT 10.2

FIFTH AMENDMENT
TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT
DATED AS OF SEPTEMBER 10, 2014
AMONG

LINN ENERGY, LLC,
AS BORROWER,

THE GUARANTORS,

WELLS FARGO BANK, NATIONAL ASSOCIATION,
AS ADMINISTRATIVE AGENT,
AND
THE LENDERS PARTY HERETO

______________________________________________________________________________

JOINT BOOK RUNNERS AND JOINT LEAD ARRANGERS

Wells Fargo Securities, LLC	RBC Capital Markets

FIFTH AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT
THIS FIFTH AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Fifth Amendment”) dated as of September 10, 2014, among LINN ENERGY, LLC, a Delaware limited liability company (the “Borrower”); the Guarantors signatory hereto, each of the Lenders party to the Credit Agreement referred to below that are signatory hereto; and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
R E C I T A L S
A.    The Borrower, the Administrative Agent, the Lenders and the other Agents party thereto entered into that certain Sixth Amended and Restated Credit Agreement dated as of April 24, 2013 as amended by that certain First Amendment dated as of October 30, 2013, that certain Second Amendment dated as of December 13, 2013, that certain Third Amendment dated as of April 30, 2014 and that certain Fourth Amendment dated as of August 6, 2014 (the “Credit Agreement”), pursuant to which the Lenders have made certain credit and other financial accommodations available to and on behalf of the Borrower and its Subsidiaries.
B.    The Borrower has requested and the Administrative Agent and the Majority Lenders have agreed to amend certain provisions of the Credit Agreement.
C.    NOW, THEREFORE, to induce the Administrative Agent and the Majority Lenders to enter into this Fifth Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Fifth Amendment. Unless otherwise indicated, all section or article references in this Fifth Amendment refer to sections or articles of the Credit Agreement.
Section 2.    Amendments to Credit Agreement.
2.1    Amendment to Section 1.02. Section 1.02 is hereby amended by (a) with respect to each defined term below that is defined in Section 1.02 of the Credit Agreement, deleting such defined term from such Section 1.02 and replacing it with the analogous term below and (b) with respect to each defined term below that is not in Section 1.02 of the Credit Agreement, adding such defined term to such Section 1.02 in the appropriate alphabetical order thereto:
“‘Agreement’ means this Credit Agreement, as amended by the First Amendment dated as of October 30, 2013, the Second Amendment dated as of December 13, 2013, the Third Amendment dated as of April 30, 2014, the Fourth Amendment dated as of August 6, 2014 and the Fifth Amendment dated as of September 10, 2014, as the same may from time to time be further amended, modified, supplemented or restated.

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‘Pioneer Properties’ means those Oil and Gas Properties to be acquired pursuant to the Pioneer Purchase and Sale Agreement.
‘Pioneer Purchase and Sale Agreement’ means that certain purchase and sale agreement dated as of July 18, 2014 by and between Pioneer Natural Resources USA, Inc., as seller, and Linn Energy Holdings, LLC, as buyer.
‘UR Note’ means any promissory note or similar instrument issued by the Unrestricted Subsidiary acquiring the Target Properties and/or the Pioneer Properties in favor of the Borrower and/or a Restricted Subsidiary in connection with the acquisition of the Target Properties and/or the Pioneer Properties, evidencing any loan or advance made to such Unrestricted Subsidiary by the Borrower and/or a Restricted Subsidiary; provided that such note or other instrument is in form and substance reasonably acceptable to the Administrative Agent.”
2.2    Amendments to Section 9.05. Section 9.05 is hereby amended by (a) adding the following inside the second parenthetical at the end of clause (g)(iv)(A)(II) thereof: “and Section 9.05(t) and (b) adding the following Section 9.05(t) thereto:
“(t)    Investments (including any UR Note, any Section 1031 Note and the transfer of any Oil and Gas Properties) made by the Borrower or any Restricted Subsidiary in either the Section 1031 Counterparty or an Unrestricted Subsidiary to facilitate the acquisition and development of the Pioneer Properties and the Section 1031 Exchange; provided that (i) such Unrestricted Subsidiary or Section 1031 Counterparty, as applicable, that directly holds the Pioneer Properties shall not incur any Debt (it being understood that any UR Note or Section 1031 Note, as applicable, shall not be considered Debt of such Unrestricted Subsidiary or Section 1031 Counterparty) and (ii) promptly after completion or unwinding of the Section 1031 Exchange, as applicable, the Pioneer Properties (directly or indirectly) become assets of the Borrower and/or a Restricted Subsidiary and any Investments in the Section 1031 Counterparty are extinguished (if such Section 1031 Counterparty does not become a Restricted Subsidiary).”

2.3    Amendments to Section 9.18. Section 9.18 is hereby amended by (a) deleting clause (b) thereof in its entirety and replacing it with the following clause (b) and (b) deleting clause (d) thereof in its entirety and replacing it with the following clause (d):

“(b)    The Borrower may designate by written notification thereof to the Administrative Agent, any Restricted Subsidiary, including a newly formed or newly acquired Subsidiary, as an Unrestricted Subsidiary if either (X) (i) prior, and immediately after giving effect, to such designation, neither a Default nor a Borrowing Base deficiency would exist and (ii) such designation is deemed to be an Investment in an Unrestricted Subsidiary in an amount equal to the fair market value as of the date of such designation of the Borrower’s direct and indirect ownership interest in such Subsidiary and such Investment would be permitted to

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be made at the time of such designation under Section 9.05(g) or (Y) such Unrestricted Subsidiary is the entity formed or acquired in respect of the Investment permitted under Section 9.05(s) or Section 9.05(t). Except as provided in this Section 9.18(b), no Restricted Subsidiary may be redesignated as an Unrestricted Subsidiary;”

“(d)    After the date Berry becomes a Restricted Subsidiary, and other than the Non-Recourse Debt of any Unrestricted Subsidiary that acquires the Target Properties as set forth in Section 9.05(s) or the Pioneer Properties as set forth in Section 9.05(t), the Borrower shall not permit the aggregate principal amount of all other Non-Recourse Debt outstanding at any one time to exceed $25,000,000.”

Section 3.    Conditions Precedent. This Fifth Amendment shall become effective on the date (such date, the “Fifth Amendment Effective Date”), when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement):
3.1    The Administrative Agent shall have received (a) all fees and other amounts due and payable on or prior to the Fifth Amendment Effective Date and all other fees the Borrower has agreed to pay in connection with this Fifth Amendment and (b) to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.
3.2    The Administrative Agent shall have received from Lenders constituting the Majority Lenders, the Borrower and the Guarantors, counterparts (in such number as may be requested by the Administrative Agent) of this Fifth Amendment signed on behalf of such Person.
3.3    The Administrative Agent shall be reasonably satisfied (a) with the terms and conditions of the Qualified Exchange Agreement among the Accommodator, any Section 1031 Counterparty, Linn Energy Holdings, LLC and any of the other parties thereto with respect to the Pioneer Properties and (b) the terms of any Section 1031 Note with respect to the Pioneer Properties.
3.4    No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Fifth Amendment.
The Administrative Agent is hereby authorized and directed to declare this Fifth Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted in Section 12.02 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Agreement for all purposes.
Section 4.    Miscellaneous.

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4.1    Confirmation. The provisions of the Credit Agreement, as amended by this Fifth Amendment, shall remain in full force and effect following the effectiveness of this Fifth Amendment.
4.2    Ratification and Affirmation; Representations and Warranties. Each of the Borrower and the Guarantors hereby (a) acknowledges the terms of this Fifth Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Fifth Amendment:
(i)    all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except those which have a materiality qualifier, which shall be true and correct as so qualified), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date,
(ii)    no Default or Event of Default has occurred and is continuing, and
(iii)    no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.
4.3    Loan Document. This Fifth Amendment is a Loan Document.
4.4    Counterparts. This Fifth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Fifth Amendment by facsimile transmission or other electronic delivery shall be effective as delivery of a manually executed counterpart hereof.
4.5    NO ORAL AGREEMENT. THIS FIFTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.
4.6    GOVERNING LAW. THIS FIFTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.
4.7    Payment of Expenses. In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of- pocket costs and reasonable expenses incurred in connection with this Fifth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby,

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including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
4.8    Severability. Any provision of this Fifth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
4.9    Successors and Assigns. This Fifth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
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IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed as of the date first written above.

BORROWER:	LINN ENERGY, LLC

	By:	/s/ Kolja Rockov
Kolja Rockov
Executive Vice President and Chief Financial Officer

Signature Page to Fifth Amendment

GUARANTORS:	LINN ENERGY HOLDINGS, LLC

LINN OPERATING, INC.

MID-CONTINENT HOLDINGS I, LLC
MID-CONTINENT HOLDINGS II, LLC
MID-CONTINENT I, LLC

MID-CONTINENT II, LLC

LINN MIDSTREAM, LLC (formerly Linn Gas Marketing, LLC)

LINN EXPLORATION & PRODUCTION MICHIGAN LLC

LINN MIDWEST ENERGY LLC

	By:	/s/ Kolja Rockov
Kolja Rockov
Executive Vice President and Chief Financial Officer

LINN EXPLORATION MIDCONTINENT, LLC

By: Mid-Continent Holdings II, LLC, its sole member, as Member/Manager

	By:	/s/ Kolja Rockov
	Name:	Kolja Rockov
	Title:	Executive Vice President and Chief Financial Officer

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LENDERS:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender

	By:	/s/ Patrick J. Fults
	Name:	Patrick J. Fults
	Title:	Vice President

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ROYAL BANK OF CANADA

By:	/s/ Don J. McKinnerney
Name:	Don J. McKinnerney
Title:	Authorized Signatory

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BARCLAYS BANK PLC

By:	/s/ May Huang
Name:	May Huang
Title:	Assistant Vice President

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CITIBANK, N.A.

By:	/s/ Eamon Baqui
Name:	Eamon Baqui
Title:	Vice President

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CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Darrell Stanley
Name:	Darrell Stanley
Title:	Managing Director

By:	/s/ Michael Willis
Name:	Michael Willis
Title:	Managing Director

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CREDIT SUISSE AG, CAYMAN ISLAND BRANCH

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Whitney Gaston
Name:	Whitney Gaston
Title:	Authorized Signatory

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THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ James L. Moyes
Name:	James L. Moyes
Title:	Managing Director

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THE BANK OF NOVA SCOTIA

By:	/s/ Alan Dawson
Name:	Alan Dawson
Title:	Director

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BANK OF MONTREAL

By:	/s/ James V. Ducote
Name:	James V. Ducote
Title:	Managing Director

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CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH

By:	/s/ Trudy Nelson
Name:	Trudy Nelson
Title:	Authorized Signatory

By:	/s/ Richard Antl
Name:	Richard Antl
Title:	Authorized Signatory

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UBS AG, STAMFORD BRANCH

By:	/s/ Lana Gifas
Name:	Lana Gifas
Title:	Director

By:	/s/ Jennifer Anderson
Name:	Jennifer Anderson
Title:	Associate Director

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COMERICA BANK

By:	/s/ William Robinson
Name:	William Robinson
Title:	Vice President

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ING CAPITAL LLC

By:	/s/ Juli Bieser
Name:	Juli Bieser
Title:	Director

By:	/s/ Michael Price
Name:	Michael Price
Title:	Director

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SOCIETE GENERALE

By:	/s/ Graeme Bullen
Name:	Graeme Bullen
Title:	Managing Director

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U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Benjamin J. Leonard
Name:	Benjamin J. Leonard
Title:	Vice President

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ABN AMRO CAPITAL USA LLC

By:	/s/ Vincent E. Lisanti
Name:	Vincent E. Lisanti
Title:	Managing Director

By:	/s/ Casey Lowary
Name:	Casey Lowary
Title:	Executive Director

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COMPASS BANK

By:	/s/ Kathleen J. Bowen
Name:	Kathleen J. Bowen
Title:	Senior Vice President

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DNB CAPITAL LLC

By:	/s/ Kelton Glasscok
Name:	Kelton Glasscok
Title:	Senior Vice President

By:	/s/ Joe Hykle
Name:	Joe Hykle
Title:	Senior Vice President

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MUFG UNION BANK, N.A. (f/k/a Union Bank, N.A.)

By:	/s/ Stacy A. Goldstein
Name:	Stacy A. Goldstein
Title:	Vice President

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CAPITAL ONE, N.A.

By:	/s/ Matthew L. Molero
Name:	Matthew L. Molero
Title:	Sr. Vice President

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SUNTRUST BANK

By:	/s/ Chulley Bogle
Name:	Chulley Bogle
Title:	Vice President

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BANK OF AMERICA, N.A.

By:	/s/ Joseph Scott
Name:	Joseph Scott
Title:	Director

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JPMORGAN CHASE BANK, N.A.

By:	/s/ Michael A. Kamauf
Name:	Michael A. Kamauf
Title:	Authorized Officer

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DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Lisa Wong
Name:	Lisa Wong
Title:	Vice President

By:	/s/ Peter Cucchiara
Name:	Peter Cucchiara
Title:	Vice President

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GOLDMAN SACHS BANK USA

By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory

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MACQUARIE BANK LIMITED

By:
Name:
Title:

By:
Name:
Title:

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MORGAN STANLEY BANK, N.A.

By:	/s/ Matthew T. Meyers
Name:	Matthew Meyers
Title:	Authorized Signatory

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BP ENERGY COMPANY

By:	/s/ Ryan McGeachie
Name:	Ryan McGeachie
Title:	Attorney-in-Fact

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BNP PARIBAS

By:	/s/ Ann Rhoads
Name:	Ann Rhoads
Title:	Managing Director

By:	/s/ Sriram Chandrasekaran
Name:	Sriram CHANDRASEKARAN
Title:	Director

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BRANCH BANKING AND TRUST COMPANY

By:	/s/ James Giordano
Name:	James Giordano
Title:	Vice President

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SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ James D. Weinstein
Name:	James D. Weinstein
Title:	Managing Director

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WHITNEY BANK

By:	/s/ David E. Sisler
Name:	David E. Sisler
Title:	Senior Vice President

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ASSOCIATED BANK, N.A.

By:	/s/ Brian Caddell
Name:	Brian Caddell
Title:	Senior Vice President

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KEYBANK NATIONAL ASSOCIATION

By:	/s/ John Dravenstott
Name:	John Dravenstott
Title:	Vice President

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THE HUNTINGTON NATIONAL BANK

By:	/s/ Margaret Niekrash
Name:	Margaret Niekrash
Title:	Vice President

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FIFTH THIRD BANK

By:	/s/ Justin B. Crawford
Name:	Justin B. Crawford
Title:	Director

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NATIXIS

By:	/s/ Louis P. Laville, III
Name:	Louis P. Laville, III
Title:	Managing Director

By:	/s/ Stuart Murray
Name:	Stuart Murray
Title:	Managing Director

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TORONTO DOMINION (NEW YORK) LLC

By:	/s/ Masood Fikree
Name:	Masood Fikree
Title:	Authorized Signatory

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MIZUHO BANK, LTD.

By:
Name:
Title:

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CARGILL, INCORPORATED

By:	/s/ Marc D. Rubenstein
Name:	Marc D. Rubenstein
Title:	Credit Manager, Authorized Signatory Cargill, Incorporated

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PNC BANK NATIONAL ASSOCIATION

By:	/s/ Jonathan Luchansky
Name:	Jonathan Luchansky
Title:	Assistant Vice President

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NEXTERA ENERGY POWER MARKETING, LLC

By:	/s/ Lawrence Silverstein
Name:	Lawrence Silverstein
Title:	Managing Director Nextera Energy Power Marketing, LLC

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